Exhibit 99.1

Dear Stockholder, As you may have heard, on August 9th, Inland American announced that it had agreed to sell 294 retail, office and industrial net lease assets to AR Capital, LLC in an all-cash transaction valued at approximately $2.3 billion, including the assumption of approximately $795.3 million in debt and the repayment by the Company of approximately $360.9 million in debt. The sale of these net lease assets is the result of a robust evaluation of strategic alternatives by our Board of Directors, with the assistance of Goldman Sachs, one of our financial advisors, and various legal advisors. We also announced that we are evaluating alternatives for using a portion of the net proceeds to provide liquidity to our stockholders, such as exploring options for a share repurchase. While we believe, based on our communications with stockholders, that the majority of our stockholders are looking for price appreciation and income, others are looking for liquidity. Our goal is to balance those two interests in a way that is beneficial for each. Due to the fact we are nearing the time of a new estimated share value calculation, in advance of concluding a strategy or strategies for providing liquidity, Inland American intends to engage an independent, third-party valuation firm to separately value Inland American’s remaining portfolio of real estate assets. These asset values will be used in establishing a new, updated estimated per share value, which is expected to be completed in the fourth quarter of 2013. This transaction, which demonstrates a major step in the execution of our long-term strategy at Inland American, will provide us with additional capital to further execute on our strategy and growth initiatives. At the same time, the Board intends to continue payment of monthly distributions at an annualized rate of $0.50 per share, which equates to a 7.2% annualized yield based on our current estimated per share value. We are also maintaining our FFO guidance for 2013 of $0.50 to $0.51 per share. We expect to realize up to approximately $1 billion of net proceeds, which could be received over the next 9 months as we receive various lender approvals, based on the sale of the 294 core net lease properties from this transaction. Along with possibly using a portion of the net proceeds to provide liquidity to our stockholders, we intend to use the proceeds from the transaction to reinvest in high-quality assets within our targeted asset classes and reduce debt. These actions demonstrate our continued commitment to further executing on our long-term growth strategy, which includes: • Maintaining a stable income stream to provide a sustainable monthly distribution to stockholders; • Focusing the Company’s diversified assets in three specific real estate classes – multi-tenant retail, lodging and student housing – by tailoring, expanding and refining these portfolios; • Capitalizing on current market trends in commercial real estate and realizing income growth in each of the three targeted real estate classes; • Enhancing the overall quality of their portfolio for long-term growth through disciplined asset acquisitions; and • Positioning the portfolio for multiple liquidity events. August 12, 2013 The Board announced that they are currently evaluating liquidity alternatives for stockholders, such as exploring options for a share repurchase. We look to announce something in the 4th quarter of 2013, upon completion of the updated estimated share value by an independent, third-party valuation firm. Please be sure to watch the video discussing the net lease portfolio transaction on our website: www.Inlandamerican.com

We expect this transaction to be completed through multiple closings, with the final closing to take place in the first half of 2014. Below are a few anticipated questions we expect to receive relating to the announcement: What is a net lease asset? Simply put, it is a property with a single tenant, typically freestanding—for example, a SunTrust bank branch or one of our Atlas Cold Storage industrial facilities. The tenants are responsible for paying all of the operating costs of the property directly during the term of the lease, with limited exceptions. How does the pricing of the net lease assets compare to the purchase price and/or the estimated share value price from December 2012? The transaction purchase price was above the price we purchased the properties for and was in line with and validates the value ascribed to these assets when we last estimated our per share value in December 2012. We believe we received a good price for these assets. But we also think it is important to remember that this was the right time to sell these assets. Despite the bump up in interest rates, attractive values for these types of assets were still available and were a key driver in the decision to sell. Also, this transaction is entirely consistent with the strategy we have laid out for the company. With this transaction, will the Company be proposing a share repurchase? We understand the current Share Repurchase Program does not meet everyone’s needs. The Board is currently evaluating alternative strategies for providing liquidity for our stockholders, such as exploring options for a share repurchase. As discussed earlier in this letter, the timing of such announcement will likely take place after the estimated share value process is completed and after closing of the transaction. Concluding, the sale of these assets provides us with additional liquidity to support our strategic growth initiatives while enhancing our overall capital structure. We hope you share in our excitement. To further explain and discuss the transaction, Tom McGuinness and Jack Potts produced a video, which is available on the Inland American website at www.inlandamerican.com. After reviewing this letter and the video, if you have further questions about this transaction, please do not hesitate to reach out to your financial advisor or contact the Inland Investor Services team at 800-826-8228. Sincerely, INLAND AMERICAN REAL ESTATE TRUST, INC. Robert D. Parks Thomas P. McGuinness Chairman of the Board President cc: Trustee Broker Dealer Financial Advisor The statements and certain other information contained in this letter may contain forward-looking statements. Forward-looking statements are statements that are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategy, number of properties that will be sold in the transaction, anticipated cash proceeds from the transaction, contemplated use of proceeds, the anticipated timing of the closings, the expected monthly distributions, and FFO guidance for 2013. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among other things, our ability to obtain lender consents and other third party consents and tenant waivers and the timing of such consents and waivers, the number of properties excluded by the buyer from the transaction by in accordance with the terms of the EPA based on its diligence findings, purchase price adjustments in accordance with the terms of the EPA; indemnification obligations; timing and execution of potential liquidity alternatives; our ability to continue paying monthly cash distributions and at the expected annualized rate of such distributions and the risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this video. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.